EXECUTION VERSION INCREASE SUPPLEMENT INCREASE SUPPLEMENT, dated as of February 2, 2018 (the “Increase Supplement”), to the Amended and Restated First Lien Credit Agreement, dated as of December 22, 2016 (as amended by the First Amendment to Amended and Restated First Lien Credit Agreement, dated as of February 2, 2018, and as further amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among ATKORE INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent for the Secured Parties. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. 1. Pursuant to Subsection 2.8 of the Credit Agreement, the Borrower hereby proposes to increase (the “Increase”) the aggregate Existing Term Loan commitment from $495,000,000.00 to $920,000,000.00. 2. The following Lender (the “Increasing Lender”) has been invited by the Borrower, and has agreed, subject to the terms hereof, to increase its Existing Term Loan commitment as follows: [On file with the Administrative Agent]. 3. Pursuant to Subsection 2.8 of the Credit Agreement, by execution and delivery of this Increase Supplement, the Increasing Lender agrees and acknowledges that it shall have an aggregate Initial Term Loan Commitment and Supplemental Term Loan Commitment in the amount equal to the amount set forth above next to its name. Subject to the terms and conditions hereof, the Increasing Lender agrees to make, in Dollars, in a single draw on the Effective Date (as defined below), Supplemental Term Loans in an aggregate amount not to exceed the amount set forth under the heading “Supplemental Term Loan Commitment (after giving effect hereto)” above. The Supplemental Term Loans borrowed on the Effective Date shall initially be in the form of a pro rata increase to each outstanding Borrowing of Initial Term Loans. On the Effective Date (after giving effect to the incurrence of Supplemental Term Loans on such date), the Supplemental Term Loan Commitment of the Increasing Lender shall immediately terminate. 4. [Reserved]. 5. [Reserved]. 6. The effectiveness of the Increase, including the obligation of the Increasing Lender to make a Supplemental Term Loan, is subject to the satisfaction or waiver by the Increasing Lender of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the “Effective Date”): a. The Administrative Agent shall have received (i) a counterpart of this Increase Supplement executed by each Loan Party and (ii) a counterpart of this Increase Supplement executed by the Increasing Lender; b. The Administrative Agent shall have received a duly executed notice of borrowing in respect of the Supplemental Term Loans as required by Subsection 6.2(a) of the Credit Agreement;

Page 2 c. The Administrative Agent shall have received customary secretary’s certificates related to organizational documents, resolutions and officer incumbency, as well as good standing certificates (or similar document to the extent relevant in the applicable jurisdiction of organization), with respect to each Loan Party; d. The Administrative Agent shall have received a certificate of the Borrower certifying (x) compliance with the ratio test set forth in clause (ii) of the definition of “Maximum Incremental Facilities Amount” in the Credit Agreement, (y) that, as of the Effective Date, the condition set forth in Subsection 6.2(b) of the Credit Agreement shall have been satisfied and (z) that, as of the Effective Date, no Event of Default under Subsection 9.1(a) or (f) of the Credit Agreement shall have occurred and be continuing under the Credit Agreement; e. The Administrative Agent shall have received written opinions of (i) Debevoise & Plimpton LLP, counsel to the Loan Parties, and (ii) Richards, Layton & Finger PA, Delaware counsel to the Loan Parties, each addressed to the Administrative Agent, Collateral Agent and each Increasing Lender, dated the Effective Date, in form and substance reasonably satisfactory to the Administrative Agent; f. The Administrative Agent shall have received, at least three business days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, as has been reasonably requested in writing at least 7 business days prior to the Effective Date by the Administrative Agent; g. The Borrower shall have paid all fees payable on the Effective Date pursuant to the Fee Letter, dated as of January 19, 2018 (as amended pursuant to the Joinder Agreement, dated as of January 24, 2018); h. The Administrative Agent shall have received a certificate of the chief financial officer or treasurer (or other comparable officer) of the Borrower substantially in the form of Exhibit H to the Credit Agreement certifying the solvency, after giving effect to the Increase, of the Borrower and its subsidiaries on a consolidated basis; i. Since January 19, 2018, there shall have been no development or event relating to or affecting any Loan Party which has had or would reasonably be expected to have a Material Adverse Effect; and j. The receipt by the Administrative Agent of a completed life-of-loan Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Fee Property, and to the extent any building or mobile home located on any Mortgaged Fee Property is located in a special flood hazard area, (i) a notice about special flood hazard area status and flood disaster assistance duly executed by the applicable Loan Party and (ii) evidence of flood insurance as required by Subsection 7.5 of the Credit Agreement and otherwise in form and substance reasonably satisfactory to the Administrative Agent. 7. Within 90 days of the Effective Date (unless waived or extended by the Administrative Agent in its discretion), with respect to each Mortgaged Fee Property (as defined in the Credit Agreement),

Page 3 the Administrative Agent shall have received the following, in each case in form and substance reasonably acceptable to the Administrative Agent: a. to the extent required to confirm the enforceability, validity and perfection of the lien in favor of the Secured Parties, or if determined to be reasonably necessary or advisable by the Administrative Agent, an amendment to the existing Mortgages (the “Mortgage Amendments”) to reflect the matters set forth in this Increase Supplement, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law; b. with respect to each Mortgage Amendment, an opinion addressed to the Administrative Agent, the Collateral Agent and the Secured Parties (as defined in the Credit Agreement) covering, among other things, the enforceability of the applicable Mortgage as amended by the Mortgage Amendment in form and substance reasonably acceptable to the Administrative Agent; c. if determined to be necessary or advisable by the Administrative Agent and available on commercially reasonable terms, a date down endorsement to the existing title policy, which shall reasonably assure the Administrative Agent as of the date of such endorsement that the real property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except for Permitted Liens (as defined in the Credit Agreement) and other liens as agreed by the Administrative Agent in its discretion; d. evidence of payment of the Borrower of all search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges and expenses required for the recording of the Mortgage Amendments referred to above; and e. such affidavits, certificates, information and instruments of indemnification as shall be reasonably required to induce the title insurance company to issue the endorsement to the title policy contemplated above and evidence of payment of all applicable title insurance premiums, search and examination charges and related charges required for the issuance of the endorsement to the title policy contemplated above. 8. In accordance with the Credit Agreement, this Increase Supplement is designated as a Loan Document. 9. THIS INCREASE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS INCREASE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. 10. The Credit Agreement and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Increase Supplement shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the

Page 4 Loan Documents. The Borrower and each other Loan Party hereby expressly acknowledges the terms of this Increase Supplement and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Increase Supplement and the transactions contemplated hereby and (ii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, in respect of the Initial Term Loans funded hereunder) pursuant to the Security Documents after giving effect to this Increase Supplement, which Liens shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. This Increase Supplement shall not constitute a novation of the Credit Agreement or any other Loan Document. 11. This Increase Supplement may be executed by one or more of the parties to this Increase Supplement on any number of separate counterparts (including by facsimile and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. [Remainder of Page Intentionally Left Blank]

[Signature Page to Increase Supplement] IN WITNESS WHEREOF, the parties hereto have caused this INCREASE SUPPLEMENT to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. The Increasing Lender: DEUTSCHE BANK AG NEW YORK BRANCH By: /s/ Marcus Tarkington Name: Marcus Tarkington Title: Director By: /s/ Dusan Lazarov Name: Dusan Lazarov Title: Director

[Signature Page to Increase Supplement] DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent By: /s/ Dusan Lazarov Name: Dusan Lazarov Title: Director By: /s/ Alicia Schug Name: Alicia Schug Title: Vice President

[Signature Page to Increase Supplement] The Borrower: ATKORE INTERNATIONAL, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President & Chief Financial Officer

[Signature Page to Increase Supplement] The Guarantors: AFC CABLE SYSTEMS, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President ALLIED TUBE & CONDUIT CORPORATION By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President AMERICAN PIPE & PLASTICS HOLDINGS GROUP, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President AMERICAN PIPE AND PLASTICS, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President ATKORE INTERNATIONAL HOLDINGS INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President and Chief Financial Officer ATKORE PLASTIC PIPE CORPORATION By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President ATKORE STEEL COMPONENTS, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President and Chief Financial Officer

[Signature Page to Increase Supplement] FLEXHEAD INDUSTRIES, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President GEORGIA PIPE COMPANY By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President SPRINKFLEX, LLC By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President TKN, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President and Chief Financial Officer UNISTRUT INTERNATIONAL CORPORATION By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President WPFY, INC. By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President and Chief Financial Officer

[Signature Page to Increase Supplement] CALPIPE INDUSTRIES, LLC By: /s/ James A. Mallak Name: James A. Mallak Title: Vice President and Chief Financial Officer